GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage
3rd Quarter Fiscal 2011
Earnings Conference Presentation
April 26, 2011
Exhibit 99.2
GPU Solutions
Universal I/O
Double-Sided
Datacenter
Optimized
Twin Architecture
SuperBlade ®
Storage

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Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements may relate, among other things,  to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow.
All monetary amounts are stated in U.S. dollars.

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Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-
GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision for litigation costs and the related tax effect of the applicable items.
Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended March 31, 2011.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the
Company's SEC filings.

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4 Q3’FY2011 Non-GAAP Financial Highlights (in millions, except per share data) Q3'11 YoY Sequential Revenue $234.3 23.8% -2.7% Profit after Tax $12.3 37.2% -8.1% EPS $0.28 32.7% -10.1% Change

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Summary of Results
Revenue was $234 million and 24% higher than last year
Component revenues offset system solutions which are
project based
Storage sales were up nearly 50% over the previous
quarter
Blades grew again and are now 279% higher than last year
Asia revenue was 20% of total revenue and confirms that
Asia is our fastest growing region
Our growth strategy of expanding overseas and in new
markets is positioning us for future growth

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Leading Products
Twin Architecture
2U Twin (6x 3.5” HDD or 12x 2.5” HDD per node)
1U Twin, 2U Twin², 2U Twin³ (8 nodes in 2U)
SuperBlade™ - GPU Blade and TwinBlade™
GPU blade (20GPUs in 7U, most dense in the industry)
20/28 DP nodes in 7U, support 40Gb/s Infiniband or 10G
Ethernet connectivity
GPU optimized product lines (1U, 2U and 4U)
New High Density GPU product line
Extreme performance for calculation-intensive applications
IPC and Embedded Applications
Many design wins with compact formfactor solutions
Atom-based low power server: fan-less / long life cycle, for embedded and server appliances
Entry-level Workstation and High-end Desktop
Optimized for Sandy Bridge UP
Near-silent in operation (21dB)
Twin Architectures
TwinBlade™
Atom server
Industrial Solution
GPU Blade
GPU-optimized

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Enterprise 8-way/4-way Systems
8-way 5U high-end high-margin solution – 80 cores and 2TB
of memory per system
Nehalem-EX MP and G34 MP system in 1U/2U/4U
HPC application needs as well as enterprise market
Storage product line expansion
Higher density storage subsystems: Double-Sided
Super SBB product line with software solutions
SuperRack™
Double side access, cable management, water cooling
Switch Products: 10GbE, IB, FCoE
10GbE onboard and 10GbE standalone switch
FCoE solution coming soon
MicroCloud™
Optimized for IaaS - Cloud in a box
Software Optimization
Remote management, power management
HPC/DC management toolset (SSM)
Front
Back
Super-SBB
Double-Sided Storage
1U, 4U / 4-way
Leading Products
5U / 8-way
SuperRack
MicroCloud

© Supermicro 2011

Supermicro Revenue Trend
$'s millions
$280
$240
$200
$160
$120
$80
$40
$0
$189
$202
$207
$241
$234
Q3'10
Q4'10
Q1'11
Q2'11
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8 Revenue Comparables Y/Y 72.8% 63.4% 39.5% 32.3% 23.8% Seq. 4.0% 6.5% 2.7% 16.2% -2.7%

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Supermicro Subsystems/System Revenue
$'s millions
$250
$200
$150
$100
$50
$-
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
$126
$63
$137
$65
$133
$74
$143
$98
$160
$74
Subsystems
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9 Revenue Analysis

© Supermicro 2011

17.0%
14.0%
15.5%
15.4%
16.0%
16.8%
16.2%
Q3'10
Q4'10
Q1'11
Q2'11
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10 Non-GAAP Gross Margins

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Gross Profit
$'s millions
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$29.4
$31.1
$33.2
$40.4
$38.1
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

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11 Non-GAAP Gross Profit

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Summary P&L non-GAAP
(in millions, except per share data)
Q3'11 YoY Sequential Q3'10 Q2'11
Operating Expense $20.8 $3.5 -$0.8 $17.3
$21.6
Operating Expense Ratio 8.9% -0.2% -0.1% 9.1% 9.0%
Operating Income $17.2 $5.2 -$1.5 $12.1 $18.8
Net Income $12.3 $3.3 -$1.1 $8.9 $13.3
EPS $0.28 $0.07 -$0.03 $0.21 $0.31
Diluted Common Share
Count
44.0 42.5 42.7
Effective Quarterly
Tax Rate 28.3% 25.7% 28.3%
Change

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Q3 FY2011 YTD Summary Statement of Cash Flows
($’s millions)
9 Months Ended 9 Months Ended
31-Mar-11 31-Mar-10
Net Income $29.5 $19.2
Depreciation and amortization $4.0 $3.4
Stock comp expense (FAS 123R) $5.7 $4.8
Other reserves $6.5 $3.0
Net change in AR, Inventory, AP -$50.1 -$48.6
Other prepaids and liabilities $2.6 $10.0
Cash flow from operations -$1.8 -$8.2
Capital expenditures -$19.6 -$2.8
Free cash flow -$21.3 -$11.0
Net cash  - investing activities $1.2 $10.5
Net cash - financing activities $15.6 -$3.1
Net change in cash  -$4.5 -$3.6

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Q3 FY 2011 Summary of Balance Sheet Metrics
($’s millions)
Q3'11 Q2'11 Change
Cash Equivalents & Investments 73.5 $         92.7 $    (19.1) $
Accounts Receivable 79.8 $         77.8 $    2.0 $
Inventory 205.6 $       187.6 $  18.0 $
Accounts Payable 128.5 $       144.0 $  (15.5) $
DSO 31 29 2
DIO 92 78 14
DPO 64 59 5
Cash Cycle Days 59 48 11

15 Supplemental Financials Third Quarter Fiscal 2011 Ended March 31, 2011

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Non-GAAP Financial Summary
(in millions, except per share data)
Q3'11 Q2'11 Q3'10
Net Sales 234.3 $      240.8 $     189.3 $
Non-GAAP Gross Margin 16.2% 16.8% 15.5%
Non-GAAP Operating Expenses 20.8 $        21.6 $       17.3 $
Non-GAAP Operating Income 17.2 $        18.8 $       12.1 $
Non-GAAP Net Income 12.3 $        13.3 $       8.9 $
Non-GAAP Net Income per share 0.28 $        0.31 $       0.21 $
Fully diluted shares for calculation 44.0 42.7          42.5

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Prior Period Net Income Comparisons
(in millions, except per share data)
Q3'11 Q2'11 Q3'10
Net Income (GAAP) 10.7 $       11.6 $      7.7 $
FAS123R & Other Unusual Expense (tax affected) 1.6 $         1.8 $        1.2 $
Net Income (Non-GAAP) 12.3 $       13.3 $      8.9 $
Diluted Net Income per common share (GAAP) 0.25 $       0.27 $      0.18 $
FAS123R & Other Unusual Expense (tax affected) 0.03 $       0.04 $      0.03 $
Diluted Net Income per share (Non-GAAP) 0.28 $       0.31 $      0.21 $
Shares used in diluted EPS calculation 44.0 42.7 42.5

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Q3 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'11
Q3'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 234.3 $          - $                  234.3 $
Cost of Sales 196.4 $          0.2 $                  196.2 $
Gross Profit 37.9 $            0.2 $                  38.1 $
Operating Expense 22.7 $            1.9 $                  20.8 $
Operating Income 15.2 $            2.1 $                  17.2 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 15.0 $            2.1 $                  17.1 $
Income Tax 4.3 $              0.5 $                  4.8 $
Net Income 10.7 $            1.6 $                  12.3 $
Diluted Net Income per share 0.25 $            0.03 $                0.28 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.9 44.0 44.0

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Q2 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q2'11
Q2'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 240.8 $           - $                  240.8 $
Cost of Sales 200.6 $           0.2 $                  200.5 $
Gross Profit 40.2 $             0.2 $                  40.4 $
Operating Expense 23.3 $             1.7 $                  21.6 $
Operating Income 16.9 $             1.8 $                  18.8 $
Interest, net (0.2) $             - $                  (0.2) $
Income Before Tax 16.8 $             1.8 $                  18.6 $
Income Tax 5.2 $               (0.1) $                 5.3 $
Net Income 11.6 $             1.8 $                  13.3 $
Diluted Net Income per share 0.27 $             0.04 $                0.31 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.6 42.7 42.7

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Q1 FY 2011 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'11
Q1'11 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 207.2 $          - $                  207.2 $
Cost of Sales 174.1 $          0.2 $                    173.9 $
Gross Profit 33.0 $            0.2 $                    33.2 $
Operating Expense 21.0 $            2.4 $                    18.7 $
Operating Income 12.0 $            2.6 $                    14.6 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.9 $            2.6 $                    14.4 $
Income Tax 4.7 $               (0.5) $                 5.2 $
Net Income 7.2 $               2.1 $                    9.3 $
Diluted Net Income per share 0.17 $            0.05 $                0.22 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.4 42.7 42.7

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Q4 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q4'10
Q4'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 201.7 $          - $                  201.7 $
Cost of Sales 170.8 $          0.2 $                    170.6 $
Gross Profit 30.9 $            0.2 $                    31.1 $
Operating Expense 19.5 $            1.5 $                    18.0 $
Operating Income 11.4 $            1.7 $                    13.1 $
Interest, net (0.1) $             - $                  (0.1) $
Income Before Tax 11.3 $            1.7 $                    13.0 $
Income Tax 3.6 $               (0.3) $                 3.9 $
Net Income 7.7 $               1.4 $                    9.1 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 42.2 43.7 43.7

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Q3 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q3'10
Q3'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 189.3 $          - $                  189.3 $
Cost of Sales 160.0 $          0.1 $                  159.9 $
Gross Profit 29.3 $            0.1 $                  29.4 $
Operating Expense 18.7 $            1.4 $                  17.3 $
Operating Income 10.5 $            1.5 $                  12.1 $
Interest, net (0.0) $             - $                  (0.0) $
Income Before Tax 10.5 $            1.5 $                  12.0 $
Income Tax 2.8 $              (0.3) $                 3.1 $
Net Income 7.7 $              1.2 $                  8.9 $
Diluted Net Income per share 0.18 $            0.03 $                0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 41.7 42.5 42.5